UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Universal Logistics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12755 E. Nine Mile Road
Warren, Michigan		48089
(Address of Principal Executive Offices)		(Zip Code)

(586) 920-0100 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously reported, at the Annual Meeting of Shareholders of Universal Logistics Holdings, Inc. (the “Company”) held on April 23, 2025, our shareholders approved the conversion of the Company from a Michigan corporation to a Nevada corporation (the “Conversion”). The plan of conversion (the “Plan of Conversion”) is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 (the “Proxy Statement”). The Conversion approved by the Company’s shareholders at the Annual Meeting included approval of the Company’s proposed Articles of Incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”), each as set forth in the appendices to the Proxy Statement.

On May 1, 2025, the Company completed the Conversion by filing, among other things, a Certificate of Conversion with the Corporations Division of the Department of Licensing and Regulatory Affairs of the State of Michigan, as well as Articles of Conversion and the Nevada Articles with the Secretary of State of the State of Nevada. Upon the effectiveness of the Conversion:

•
The Company’s domicile changed from the State of Michigan to the State of Nevada;
•
The affairs of the Company ceased to be governed by the Michigan Business Corporation Act and the Company’s existing Amended and Restated Articles of Incorporation, as amended, and Sixth Amended and Restated By-Laws, and instead became governed by the Nevada Revised Statutes, the Nevada Articles, and the Nevada Bylaws;
•
The Company continued to possess all of the same properties, have all of the same debts, liabilities and obligations, and have the same officers and directors as immediately prior to the Conversion;
•
Each issued and outstanding share of common stock of the Company remained unchanged and continued to represent one issued and outstanding share of common stock of the Company as a Nevada corporation;
•
All stock options, restricted shares of common stock or other restricted equity awards outstanding and unexercised or unvested as of the date of the Conversion remained in effect upon the same terms and conditions as were in effect immediately prior to the Conversion; and
•
Each employee benefit, stock option or other similar plan of the Michigan corporation continued to be an employee benefit, stock option or other similar plan of the Nevada corporation.

The Conversion did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Conversion did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Conversion. The daily business operations of the Company will continue as they have been conducted prior to the Conversion. The consolidated financial condition and results of operations of the Company immediately after consummation of the Conversion remains the same as immediately before the Conversion.

The Conversion did not result in any change in the Company’s authorized shares of common stock or the number of outstanding shares of the Company’s common stock. Upon the effectiveness of the Conversion, each outstanding share of common stock of the Michigan corporation automatically converted into one outstanding share of common stock of the Nevada corporation. Securityholders do not have to exchange their existing stock certificates for new stock certificates. Upon the effectiveness of the Conversion, each outstanding stock option and each unvested share of restricted stock or other right to acquire shares of common stock of the Michigan corporation automatically became a stock option, restricted share or other right to acquire an equal number of shares of common stock of the Nevada corporation under the same terms and conditions. The Company’s common stock will continue to be traded on The Nasdaq Global Market under the trading symbol “ULH.”

Certain rights of the Company’s shareholders were changed as a result of the Conversion. More detailed descriptions of the Plan of Conversion, Nevada Articles, Nevada Bylaws, and the effects of the Conversion are set forth in the Proxy Statement under “Proposal Two – Approval of Conversion to a Nevada Corporation,” which description is incorporated herein by reference. Copies of the Plan of Conversion, Nevada Articles and Nevada Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Also attached as Exhibit 4.1 to this Current Report on Form 8-K is an updated description of capital stock, filed for the purpose of updating the description of the Company’s capital stock contained in the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on February 1, 2005, and in any amendments or reports filed for the purpose of updating such description. The description of capital stock attached as Exhibit 4.1 hereto and incorporated herein by reference shall modify and supersede any description of the Company’s capital stock contained in its previous filings.

The foregoing description of the Conversion, the Nevada Articles, the Nevada Bylaws, and the impact of the Conversion does not purport to be complete and is qualified in its entirety by reference to the information disclosed herein and the exhibits filed as part of this Current Report on Form 8-K, all of which are incorporated herein by reference, and to the Nevada Revised Statutes.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion
3.1	Articles of Incorporation
3.2	Bylaws
4.1	Description of Capital Stock
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date:	May 2, 2025	By:	/s/ Steven Fitzpatrick
Steven Fitzpatrick Secretary